POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                    33-47949
                                    33-58950
                                    333-19925

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                    333-59406
                                    333-59404
                                   333-124408
                                   333-124413
                                   333-124410
                                   333-124412
                                    33-89510
                                   333-104713

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                   333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                   Form N-6 registration statement to be filed
                       in approximately April or May 2006
                    for a new Incentive Life Legacy Contract

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
              (EQUI-VEST Individual, EQUI-VEST Employer Sponsored,
                   EQUI-VEST Vantage, EQUI-VEST TSA Advantage)


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of May, 2006.

                                                  /s/ Ezra Suleiman
                                                  ------------------------------
                                                  Ezra Suleiman

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William
J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-64751
                                    333-73121
                                    333-61380
                                    333-44996

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-64749
                                    333-31131
                                    333-60730
                                    333-79379
                                    333-96177
                                   333-127445

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    333-81393
                                   333-130988
                                    333-81501
                                    33-47949
                                    33-58950
                                    333-19925

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                    333-59406
                                    333-59404
                                   333-124408
                                   333-124413
                                   333-124410
                                   333-124412
                                    33-89510
                                   333-104713

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                   333-103199
                                   333-132200
                                   333-103202
                                   333-115985
                                    333-76130
                                    333-17665
                                    333-17669
                                    333-17663
                                    333-17641
                                    333-17671
                                    333-17639

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                   Form N-6 registration statement to be filed
                       in approximately April or May 2006
                    for a new Incentive Life Legacy Contract

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
            Form N-4 registration statements for EQUI-VEST contracts
                     currently included in Reg. No. 2-30070
              (EQUI-VEST Individual, EQUI-VEST Employer Sponsored,
                   EQUI-VEST Vantage, EQUI-VEST TSA Advantage)


         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of June, 2006.

                                                  /s/ Anthony Hamilton
                                                  ------------------------------
                                                  Anthony Hamilton